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                        [ASTRA PAIN CONTROL LETTERHEAD]


                                                                  EXHIBIT 10.12


Marwin R. Brown
President & Chief Executive Officer
Alanex Corporation
3550 General Atomics Court
San Diego, CA 92121
USA

                                                November 21, 1995


Dear Marwin:

Referring to our telephone discussion, where I mentioned that as the research partner for you and Alanex is in Canada, Astra AB wants to transfer the to Astra Pharma Inc. in Canada.

I look forward to receiving the three Amendments signed by you back to me. Thank you!

Best regards,

/s/ Jan Sandstrom

Jan Sandstrom



cc: Johannes Linde
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                                   AMENDMENT



to the Collaboration Agreement dated December 19th, 1994 (hereinafter referred to as the Agreement) by and between Alanex Corporation and Astra AB.


This Amendment is made effective as of December 19, 1994 and entered into by the following parties:


1. ALANEX CORPORATION, 3550 General Atomics Court, San Diego, CA 92121, USA ("ALANEX")


2.      ASTRA AB, S-151 85 Sodertalje, Sweden


3.      ASTRA PHARMA INC., 1004 Middlegate Road, Mississauga, Ontario L4Y 1M,
        Canada.




1.      INTERPRETATION


All words and expressions defined in the Agreement shall have the same meaning when used herein. References herein to the Agreement shall include amendments thereto from time to time.


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2.      ASSIGNMENT


2.1 The Parties hereto hereby confirms that they accept the transfer to Astra Pharma Inc. of all rights and obligations of Astra AB as set out in the Agreement and the substitution of Astra AB for Astra Pharma Inc. as a party to the Agreement.


2.2 With the amendment provided for herein the provisions set out in the Agreement shall forthwith be effective and binding upon the parties hereto.


IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date written above.


ALANEX CORPORATION                      ASTRA AB
                                         (publ)



By: /s/ Marvin R. Brown                 By:     /s/ Claes Wilhelmsson
    ------------------------------          ---------------------------------
                                                    Claes Wilhelmsson
Title: CEO                              Title: Executive Vice President



ASTRA PHARMA INC.
                                        By:       /s/ Goran Lerenius
                                            ---------------------------------
                                                      Goran Lerenius
                                        Title: General Counsel

By:    /s/ Gerald P. McDole
    ------------------------------
           Gerald P. McDole
Title:  President